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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) June 18, 1997
                                     -------------



                 J.P. Morgan Commercial Mortgage Finance Corp.
           ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-4554           13-3789046
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                                60 Wall Street
                          New York, New York  10260
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-3238
                                                         --------------

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Item 5.   Other Events
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Filing of Collateral Term Sheets.
--------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1997-SPTL-C1, J.P. Morgan Securities Inc., as Representative of the several underwriters (the "Representative"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission and are filed on Form SE dated June 20, 1997.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The exhibit number corresponds with Item 601(b) of Regulation    S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Collateral Term Sheets filed on Form SE
                              dated June 20, 1997.





                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                             FINANCE CORP.



                           By: /s/ Leonard Van Drunen
                               -----------------------
                               Name:  Leonard Van Drunen
                               Title: Vice President




Dated:    June 20, 1997




                                Exhibit Index
                                -------------



Exhibit                                                                  Page
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99.  Collateral Term Sheets filed on Form SE
     dated June 20, 1997.                                                   6












             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
        COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.


                                  EXHIBIT 99




                           COLLATERAL TERM SHEETS

                                     for

                J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

           Mortgage Pass-Through Certificates, Series 1997-SPTL-C1